UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Small Cap Value Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2021
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”) and Loomis, Sayles, & Company, L.P. (“Loomis”)
Fund Performance
For the twelve-month period ended December 31, 2021, the Fund (Investor Class shares) returned 30.67%, relative to a 28.27% return for the Russell 2000® Value Index, the Fund’s benchmark index.
Hotchkis & Wiley Commentary
The economic backdrop has been decidedly positive, though marginally less so as the year progressed. The unemployment rate recently declined to 4.2%, its lowest level since the pandemic began. Consumer prices rose at the fastest pace in 40 years. This was fueled by a combination of strong demand for goods and labor, with shortages of both. Inflationary pressures appear to be more enduring than many experts originally believed, particularly due to the tight labor market. The Federal Open Market Committee acknowledged inflation risk in its most recent meeting by taking a more hawkish tone. It signaled an acceleration of its tapering program, and perhaps even a rate hike in the reasonably near future. Earlier in the year, this compromised high flying growth stocks and favored value. We would expect more of this dynamic in 2022, perhaps contingent on pandemic developments. While increased inflation poses risks to all equities, higher quality businesses with superior pricing power should be better insulated from these pressures. Dating back to 1958, small value has outperformed small growth by nearly 7 percentage points annualized in years when inflation exceeded 3%.
The pandemic’s direction has influenced capital markets significantly: decreases in new COVID-19 cases have coincided with higher interest rates and value outperforming growth, while increases in new cases have coincided with lower interest rates and growth outperforming value.
Neither inflation nor the pandemic appeared to thwart corporate earnings. In the quarter, 62% of Russell 2000 constituents beat consensus earnings estimates, as companies were able to defend profit margins despite rising input costs. Oil prices also followed the pandemic’s path, resulting in increased volatility during the quarter. WTI crude oil traded as high as $84/barrel before falling to a low of $65/barrel in early December as the market assessed the potential impact from the Omicron variant. WTI ultimately settled at $75/barrel at the end of the quarter. While the Russell 2000 Value energy sector declined 5% during the quarter, it was the best performing sector during the year, returning +66%. The Russell 2000 Value Index outperformed the Russell 2000® Growth Index by more than 25 percentage points (+28.3% vs. +2.8%) in 2021. The value index outperformed the growth index in 9 of the 11 GICS sectors; energy and utilities were the exceptions, though combined, the two sectors comprise less than 3% of the growth index. Despite the recent outperformance of value, the valuation spread between value and growth stocks based on any common valuation metric continues to be wide.
Having endured a variety of investment cycles in the past serves as invaluable learning experience as we look forward. We will not be tempted to change our approach because our style goes through stints of being out of favor, or due to a fear of missing out. We believe that continuous learning and improvement are essential traits of investment success. An unwavering adherence to our core competency is also essential - purchasing quality businesses, with strong balance sheets and astute corporate governance, at considerable discounts to intrinsic value.

Hotchkis & Wiley’s sub-advised portion of the Fund outperformed the benchmark index over the calendar year 2021. More than half of the relative outperformance came from stock selection in financials, as the portfolio’s banks, insurance, and consumer finance companies performed well. The underweight in healthcare and overweight in energy also helped. Stock selection and an underweight in real estate detracted from relative performance, as did stock selection in technology.
Loomis Commentary
The U.S. equity market was strong in the fourth quarter concluding the seventh straight quarterly gain for the S&P 500® Index. The path of least resistance for stocks has been higher the better part of the past twenty-one months with a longstanding bullish tone surrounding accommodative monetary policy, record earnings beats, pent up consumer demand, corporate share buybacks, and a return to economic normalization. For the year, the domestic equity market was notable for the outperformance of large cap stocks over smaller cap stocks, with the S&P 500 Index up 29.4% versus a 14.8% return for the small cap Russell 2000® Index. Growth stocks performed well within the large cap segment, but drastically lagged value within smaller cap indices. With a market sentiment shift towards lower risk stocks during the second half of the year, small cap value outperformed small growth, and widened the performance lead built during the first six months. Small cap health care stocks (the largest sector weight in the Russell 2000 Growth Index) significantly underperformed for the last six months of the period, while traditional value sectors such as real estate investment trusts and utilities outperformed. The net result for the year, was that small cap value stocks were the second best performing domestic equity market segment while small cap growth stocks were the worst performers as the Russell 2000 Value Index returned 28.3% versus only 2.8% for the Russell 2000 Growth Index.
The bulk of the return for the broad-based Russell 2000 Index during 2021, was achieved during the first three months of the year, as vaccines became broadly available, the economy continued to recover, corporate earnings exceeded expectations, and accommodative monetary policy supported historically high valuations. Small cap stocks were the top performers early in the year, but leadership was with the smallest of the small caps and lower quality in general. By mid-year inflation concerns moved to front and center, and in November, the Federal Reserve (“Fed”) announced it would begin tapering bond purchases later that month – setting the stage for multiple rate increases in 2022. Prospects for a less accommodative Fed policy, combined with structurally higher inflation prompted a major shift in market leadership toward value and quality, and away from high risk and growth at any price. This shift in leadership toward high quality was a welcome respite for many active managers after low quality and highly speculative stocks surged higher in late 2020 and early 2021.
The portion of the Fund sub-advised by Loomis outperformed the benchmark index during the year due to positive stock selection effects. Our high-quality value portfolio performed largely as one would have expected during the year. Performance was behind the benchmark index early in the year as “risk-on” dominated, building on the late 2020 performance leadership. By mid-year, however, the equity markets underwent a change due to higher inflation and a less accommodative Fed in mind – conditions not seen by investors in decades, as quality dominated during the second half. With this rotation as a tailwind, the portfolio solidly outperformed in the final two quarters of the year, fully offsetting the weaker performance early in the year. Stock selection metrics were positive, with notable outperformance in health care and financials. Consumer discretionary was a relative underperformer, primarily due to the portfolio’s low participation in specialty retail.
The top contributors to performance were InMode Ltd, Herc Holdings, Inc., and Triumph Bancorp, Inc. InMode produces minimally invasive medical aesthetic surgery instruments. The company has experienced strong demand for its systems due to pent up demand from physicians post COVID-19, the expansion of its U.S. sales force, and continued sales momentum in the company’s unique, hands-free instruments and technologies. In addition to corporate earnings moving sharply higher, the company is on the cusp of introducing new product platforms in women’s health and ophthalmology, which should further increase the company’s potential markets. Herc Holdings is one of the leading equipment rental suppliers in North America, specializing in industrial products such as aerial platforms, earthmoving equipment, and tele-handlers. Over the past few years, the company significantly improved the fleet of equipment for rent and used its strong cash flow to improve the balance sheet. The company benefitted from the rebounding industrial economy in 2021, announced ambitious new targets for growth and profitability for the next few years, and initiated a common dividend for the first time. Triumph is a niche bank with a focus in freight payment factoring and continues to transform its business from a more traditional bank structure into a digital freight payments company. This strategic pivot has increased its market opportunity and outlook for growth substantially. Late in the year the company announced its TriumphPay division achieved annualized payments volume of $17 billion, making it the largest payor in the brokered freight business. As the company continues to reach payment milestones, investor’s earnings expectations have risen accordingly. The shift from a bank to a profitable and growing financial technology company has driven up the company’s valuation significantly, which continues to propel the stock higher.
The largest detractors from performance were Frontdoor, Inc., Qurate Retail, Inc. and IAA, Inc. Frontdoor provides warranties for home appliances and utility systems. The company experienced several execution issues regarding its marketing/advertising strategy while its growth in the real estate channel has been below expectations. Both of these events resulted in lower new client growth in the near-term, negatively impacting the share price in the second half of the year. Qurate Retail operates a series of e-commerce websites such as QVC and HSN, which are advantaged because of their widespread distribution via TV to millions of households. The company produces massive amounts of free cash flow which we believe is undervalued by the market. The company is facing short-term supply chain constraint issues and one of its distribution centers was destroyed by a fire during December. IAA, Inc. is a leader in the vehicle salvage auction industry, typically selling cars that are damaged in car accidents. While fundamentals remain strong with improving margins due to the shift to purely digital auctions, the shares trade near an all-time low for the company.
Over the course of the quarter, we made a number of adjustments within the portfolio to both add new stocks and increase existing positions with attractive investment potential. We also eliminated or reduced certain positions where valuation exceeded our target levels or fundamental trends no longer supported our investment thesis. New positions included: Rambus Inc., Genco Shipping & Trading Ltd and Spectrum Brands Holdings, Inc. Rambus is a semiconductor intellectual property company, specializing in designs for computer memory that speed the transfer of data between a computer's memory and logic chips. Genco is the largest U.S. based dry bulk ship owner whose vessel transports raw materials, such as iron ore, grains and coal and is well positioned to benefit from a continued recovery in global economic activity. Spectrum Brands has operating segments across hardware, pet care and home & garden. These three divisions have performed well through COVID-19, and our thesis assumes product demand focused on the home and pets will continue. Positions eliminated included: Liberty Broadband Corp., Helen of Troy Limited and Americold Realty Trust. Liberty Broadband owns communications companies and entered the portfolio through its acquisition of GCI Liberty in late 2020. The stock rallied during the year in response to the positive performance of its underlying investment in Charter Communication and was sold due to its large market capitalization and valuation. Helen of Troy manufactures houseware, health and home products across a variety of categories. The stock has been a good performer based on growing product demand with an added boost from work/eat at home trends. The investment thesis has matured, and no new catalysts are on the horizon. Americold is a temperature-controlled warehouse real estate investment trust and logistics company. The company had begun to face earnings challenges due to post-pandemic labor disruptions which were constraining food production, thereby impacting cold storage occupancy, as well as driving up warehouse labor costs.
While we do not make major adjustments to the portfolio based on near-term macroeconomic expectations, they are part of the mosaic of inputs, and we do adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook. Sector weight changes during the twelve-month period ended December 31, 2021, were relatively modest and reflected both our security repositioning as well as market impacts. As a result, our weights in the real estate and utilities sectors were reduced and our weights to the industrials and materials sectors increased. At the end of the year, the largest portfolio overweights versus the benchmark index were the information technology and industrials sectors while real estate and financials were the largest sector underweights.
As always, our investment strategy will remain focused on small cap companies where the stock price and valuation do not reflect our assessment of the underlying value of the corporate enterprise. The portfolio consists of misunderstood franchises, overlooked stocks, or companies in the midst of a “special situation” that has created an investment opportunity. We seek trustworthy and capable management teams with interests aligned with shareholders, and fundamentally sound business models with sustainable and understandable advantages leading to growth in value over time. Fundamental to our process is the identification of unique, company specific catalysts on the horizon to sustain, enhance or highlight the fundamental outlook. With a margin of safety and a proper time horizon, our goal is to achieve an attractive total return for our investors, while managing to an appropriate level of risk.
The views and opinions in this report were current as of December 31, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2021 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	31.17%	9.50%	9.79%
Investor Class	30.67%	9.10%	11.90%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2021 (unaudited)
Sector	Percentage of Fund Investments
Financial	28.79%
Industrial	18.65
Consumer, Cyclical	15.56
Consumer, Non-cyclical	14.31
Technology	6.68
Energy	5.52
Basic Materials	3.94
Communications	3.32
Utilities	2.05
Government Money Market Mutual Funds	0.21
Short Term Investments	0.97
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/21)	(12/31/21)	(07/01/21 – 12/31/21)
Institutional Class
Actual	$1,000.00	$1,048.20	$3.77
Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.72
Investor Class
Actual	$1,000.00	$1,046.30	$5.62
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.55
* Expenses are equal to the Fund's annualized expense ratio of 0.73% for the Institutional Class shares and 1.09% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND Schedule of Investments
As of December 31, 2021
Shares		Fair Value
COMMON STOCK
Basic Materials — 3.93%
14,600	AdvanSix Inc	$ 689,850
23,400	American Vanguard Corp	383,526
82,149	Arconic Corp(a)	2,711,738
15,207	Ashland Global Holdings Inc	1,637,186
42,253	Cabot Corp	2,374,619
12,100	Commercial Metals Co	439,109
10,800	Compass Minerals International Inc	551,664
71,700	Ecovyst Inc	734,208
68,163	Glatfelter Corp	1,172,404
6,000	Hawkins Inc	236,700
4,500	HB Fuller Co	364,500
22,785	Ingevity Corp(a)	1,633,684
4,000	Innospec Inc	361,360
7,400	Kaiser Aluminum Corp	695,156
37,600	Mercer International Inc	450,824
1,100	NewMarket Corp	376,992
11,600	Trinseo PLC	608,536
80,631	Valvoline Inc	3,006,730
		18,428,786
Communications — 3.31%
38,700	Casa Systems Inc(a)	219,429
36,100	CommScope Holding Co Inc(a)	398,544
30,600	Entravision Communications Corp Class A	207,468
6,600	ePlus Inc(a)	355,608
52,414	Frontier Communications Parent Inc(a)	1,545,689
91,337	Gray Television Inc	1,841,354
121,684	Houghton Mifflin Harcourt Co(a)	1,959,112
15,700	NETGEAR Inc(a)	458,597
4,700	Preformed Line Products Co	304,090
30,487	Scholastic Corp	1,218,261
34,700	Stagwell Inc(a)	300,849
10,800	TEGNA Inc	200,448
33,595	Thryv Holdings Inc(a)	1,381,762
65,216	United States Cellular Corp(a)	2,055,608
175,940	Viavi Solutions Inc(a)	3,100,063
		15,546,882
Consumer, Cyclical — 15.54%
14,200	Adient PLC(a)	679,896
20,200	Allison Transmission Holdings Inc	734,270
10,400	American Eagle Outfitters Inc	263,328
4,500	Asbury Automotive Group Inc(a)	777,285
9,300	Bassett Furniture Industries Inc	155,961
17,100	Big 5 Sporting Goods Corp(b)	325,071
6,800	BlueLinx Holdings Inc(a)	651,168
14,600	Brinker International Inc(a)	534,214
28,643	Brunswick Corp	2,885,209
71,414	Cannae Holdings Inc(a)	2,510,202
35,400	Cato Corp Class A	607,464
Shares		Fair Value
Consumer, Cyclical — (continued)
8,200	Century Communities Inc	$ 670,678
10,865	Churchill Downs Inc	2,617,379
6,620	Cracker Barrel Old Country Store Inc	851,597
149,806	Dana Inc	3,418,573
12,200	Designer Brands Inc Class A(a)	173,362
2,200	Dine Brands Global Inc	166,782
22,800	El Pollo Loco Holdings Inc(a)	323,532
30,000	Ethan Allen Interiors Inc	788,700
11,900	Foot Locker Inc	519,197
16,600	Fossil Group Inc(a)	170,814
5,000	Franchise Group Inc	260,800
18,800	G-III Apparel Group Ltd(a)	519,632
11,400	Genesco Inc(a)	731,538
63,926	Goodyear Tire & Rubber Co(a)	1,362,902
6,400	Green Brick Partners Inc(a)	194,112
3,500	Group 1 Automotive Inc	683,270
20,800	Haverty Furniture Cos Inc	635,856
43,400	Healthcare Services Group Inc	772,086
8,000	Hibbett Inc	575,440
16,900	Hooker Furnishings Corp	393,432
43,249	IAA Inc(a)	2,189,264
22,300	Interface Inc	355,685
20,000	International Game Technology PLC	578,200
6,000	Jack in the Box Inc	524,880
7,900	Johnson Outdoors Inc Class A	740,151
110,477	KAR Auction Services Inc(a)	1,725,651
62,375	KB Home	2,790,034
45,800	Kimball International Inc Class B	468,534
35,400	Kirkland's Inc(a)(b)	528,522
12,300	Lakeland Industries Inc(a)	266,910
19,500	La-Z-Boy Inc	708,045
19,337	LCI Industries	3,014,058
3,200	LGI Homes Inc(a)	494,336
55,412	Liberty Media Corp-Liberty Braves(a)	1,557,077
9,900	LL Flooring Holdings Inc(a)	168,993
11,200	M/I Homes Inc(a)	696,416
8,300	MarineMax Inc(a)	490,032
17,852	Marriott Vacations Worldwide Corp	3,016,631
5,800	Meritage Homes Corp(a)	707,948
27,800	Meritor Inc(a)	688,884
30,400	Mesa Air Group Inc(a)	170,240
81,639	Methode Electronics Inc	4,014,190
60,661	Miller Industries Inc	2,026,078
7,200	Nu Skin Enterprises Inc Class A	365,400
19,100	ODP Corp(a)	750,248
11,700	OneWater Marine Inc Class A	713,349
11,100	PC Connection Inc	478,743
11,600	PetMed Express Inc(b)	293,016
21,100	Potbelly Corp(a)	117,738
232,358	Qurate Retail Inc Series A	1,765,921
28,600	Resideo Technologies Inc(a)	744,458
3,800	Rocky Brands Inc	151,240
13,200	Rush Enterprises Inc Class A	734,448

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Consumer, Cyclical — (continued)
17,900	ScanSource Inc(a)	$ 627,932
29,359	Skyline Champion Corp(a)	2,318,774
2,300	Sleep Number Corp(a)	176,180
13,000	Sonic Automotive Inc Class A	642,850
14,700	Spirit Airlines Inc(a)	321,195
45,000	Steelcase Inc Class A	527,400
18,000	Taylor Morrison Home Corp(a)	629,280
12,100	Tilly's Inc Class A	194,931
10,000	Travel + Leisure Co	552,700
25,200	Tri Pointe Homes Inc(a)	702,828
26,700	Tupperware Brands Corp(a)	408,243
81,851	Urban Outfitters Inc(a)	2,403,145
77,200	Vera Bradley Inc(a)	656,972
4,400	Vista Outdoor Inc(a)	202,708
21,545	VSE Corp	1,312,952
33,300	Wabash National Corp	650,016
11,000	World Fuel Services Corp	291,170
5,500	Zumiez Inc(a)	263,945
		72,872,291
Consumer, Non-Cyclical — 14.28%
105,313	Aaron's Co Inc	2,595,965
7,500	ABM Industries Inc	306,375
84,000	ACCO Brands Corp	693,840
99,284	Alta Equipment Group Inc(a)	1,453,518
9,807	AMN Healthcare Services Inc(a)	1,199,690
14,600	B&G Foods Inc(b)	448,658
11,600	BGSF Inc	166,460
8,200	Brink's Co	537,674
18,300	Cass Information Systems Inc	719,556
7,100	CBIZ Inc(a)	277,752
13,000	Central Garden & Pet Co(a)	684,190
13,462	CONMED Corp	1,908,373
170,275	Dole PLC(b)	2,268,063
98,638	Emerald Holding Inc(a)	391,593
17,600	Emergent BioSolutions Inc(a)	765,072
27,900	Ennis Inc	544,887
14,240	Euronet Worldwide Inc(a)	1,696,981
2,800	FTI Consulting Inc(a)	429,576
29,700	H&R Block Inc	699,732
42,700	Hanger Inc(a)	774,151
17,000	Heidrick & Struggles International Inc	743,410
39,011	Herc Holdings Inc	6,107,171
54,756	Inmode Ltd(a)	3,864,679
19,476	Insperity Inc	2,300,310
7,783	J & J Snack Foods Corp	1,229,403
26,814	John Wiley & Sons Inc Class A	1,535,638
27,600	Kelly Services Inc Class A	462,852
58,849	Korn Ferry	4,456,635
65,551	Lantheus Holdings Inc(a)	1,893,768
1,700	Medifast Inc	356,031
45,300	MoneyGram International Inc(a)	357,417
20,600	Natural Grocers by Vitamin Cottage Inc	293,550
113,207	Nomad Foods Ltd(a)	2,874,326
6,000	Patterson Cos Inc	176,100
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
5,600	Prestige Consumer Healthcare Inc(a)	$ 339,640
43,521	PROG Holdings Inc(a)	1,963,232
86,589	Quanex Building Products Corp	2,145,675
9,500	Rent-A-Center Inc	456,380
37,300	Resources Connection Inc	665,432
30,194	Spectrum Brands Holdings Inc	3,071,334
77,799	Supernus Pharmaceuticals Inc(a)	2,268,619
11,500	Taro Pharmaceutical Industries Ltd(a)	576,265
26,200	TrueBlue Inc(a)	724,954
45,966	Turning Point Brands Inc	1,736,595
12,812	United Therapeutics Corp(a)	2,768,417
5,700	USANA Health Sciences Inc(a)	576,840
41,200	Vanda Pharmaceuticals Inc(a)	646,428
16,200	Vectrus Inc(a)	741,474
8,972	WEX Inc(a)	1,259,579
169,897	Whole Earth Brands Inc(a)	1,824,694
		66,978,954
Energy — 5.51%
14,400	Amplify Energy Corp(a)	44,784
89,100	Berry Corp	750,222
12,100	California Resources Corp	516,791
64,300	Centennial Resource Development Inc Class A(a)	384,514
182,785	ChampionX Corp(a)	3,694,085
11,300	Civitas Resources Inc	553,361
14,300	Core Laboratories NV	319,033
12,100	CVR Energy Inc	203,401
40,403	DMC Global Inc(a)	1,600,363
35,000	Dril-Quip Inc(a)	688,800
69,600	Equitrans Midstream Corp	719,664
52,700	Expro Group Holdings NV(a)	756,245
22,800	FutureFuel Corp	174,192
137,400	Helix Energy Solutions Group Inc(a)	428,688
9,000	HollyFrontier Corp	295,020
195,200	Kosmos Energy Ltd(a)	675,392
5,000	Laredo Petroleum Inc(a)(b)	300,650
50,500	Liberty Oilfield Services Inc Class A(a)	489,850
49,100	Matrix Service Co(a)	369,232
25,700	Murphy Oil Corp	671,027
66,400	National Energy Services Reunited Corp(a)	627,480
153,100	Newpark Resources Inc(a)	450,114
38,677	NextEra Energy Partners LP(b)	3,264,338
153,800	NexTier Oilfield Solutions Inc(a)	545,990
28,600	Northern Oil and Gas Inc	588,588
5,900	Oasis Petroleum Inc	743,341
30,900	Oil States International Inc(a)	153,573
37,800	Par Pacific Holdings Inc(a)	623,322
14,300	PDC Energy Inc	697,554
35,800	ProPetro Holding Corp(a)	289,980
39,100	Range Resources Corp(a)	697,153

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Energy — (continued)
22,400	Ranger Oil Corp Class A(a)	$ 603,008
4,600	REX American Resources Corp(a)	441,600
65,500	Select Energy Services Inc Class A(a)	408,065
64,400	Solaris Oilfield Infrastructure Inc Class A	421,820
43,600	Talos Energy Inc(a)	427,280
27,400	TechnipFMC PLC(a)	162,208
13,100	Warrior Met Coal Inc	336,801
10,900	Whiting Petroleum Corp(a)	705,012
		25,822,541
Financial — 28.73%
11,900	1st Source Corp	590,240
32,245	Agree Realty Corp REIT	2,301,003
2,500	Alexander's Inc REIT	650,750
27,109	Alliance Data Systems Corp	1,804,646
17,700	Amalgamated Financial Corp	296,829
32,700	Ambac Financial Group Inc(a)	524,835
19,400	American Equity Investment Life Holding Co	755,048
58,305	Ameris Bancorp	2,896,592
53,300	Arlington Asset Investment Corp Class A REIT(a)	186,550
7,900	Artisan Partners Asset Management Inc Class A	376,356
32,100	Associated Banc-Corp	725,139
15,200	Assured Guaranty Ltd	763,040
70,262	Atlantic Union Bankshares Corp	2,620,070
11,800	Axis Capital Holdings Ltd	642,746
7,400	Bank of Marin Bancorp	275,502
16,000	BankUnited Inc	676,960
9,200	Banner Corp	558,164
11,800	BCB Bancorp Inc	182,074
25,200	Berkshire Hills Bancorp Inc	716,436
21,200	Blue Foundry Bancorp(a)	310,156
36,500	Braemar Hotels & Resorts Inc REIT(a)	186,150
12,000	Bridgewater Bancshares Inc(a)	212,280
5,100	Brighthouse Financial Inc(a)	264,180
17,000	Brookline Bancorp Inc	275,230
57,181	Bryn Mawr Bank Corp	2,573,717
99,336	Cadence Bank	2,959,219
7,600	Camden National Corp	366,016
11,800	Carter Bankshares Inc(a)	181,602
12,000	Cathay General Bancorp	515,880
20,700	Central Pacific Financial Corp	583,119
14,700	Central Valley Community Bancorp	305,319
13,300	CIT Group Inc	682,822
7,600	Civista Bancshares Inc	185,440
11,300	CNB Financial Corp	299,450
29,600	CNO Financial Group Inc	705,664
15,800	Columbia Banking System Inc	516,976
4,800	Community Financial Corp	188,688
8,100	Community Trust Bancorp Inc	353,241
Shares		Fair Value
Financial — (continued)
20,000	Cowen Inc Class A	$ 722,000
12,600	CrossFirst Bankshares Inc(a)	196,686
39,727	CubeSmart REIT	2,260,864
106,574	CVB Financial Corp	2,281,749
2,000	Diamond Hill Investment Group Inc	388,460
13,100	Eagle Bancorp Inc	764,254
67,840	Employers Holdings Inc	2,807,219
2,900	Enstar Group Ltd(a)	718,011
4,000	Enterprise Financial Services Corp	188,360
16,100	Essent Group Ltd	733,033
1,300	Evercore Inc Class A	176,605
12,200	FB Financial Corp	534,604
22,458	Federal Agricultural Mortgage Corp Class C	2,783,220
14,700	Federated Hermes Inc	552,426
10,400	Financial Institutions Inc	330,720
38,286	First American Financial Corp	2,995,114
39,900	First BanCorp Puerto Rico	549,822
27,600	First Busey Corp	748,512
6,400	First Business Financial Services Inc	186,688
14,900	First Financial Bancorp	363,262
12,500	First Financial Corp	566,125
19,000	First Hawaiian Inc	519,270
8,100	First Internet Bancorp	381,024
6,200	First Mid Bancshares Inc	265,298
9,800	First Midwest Bancorp Inc	200,704
17,100	First of Long Island Corp	369,189
29,300	Flushing Financial Corp	711,990
62,000	FNB Corp	752,060
5,600	FS Bancorp Inc	188,328
34,500	Fulton Financial Corp	586,500
15,200	Granite Point Mortgage Trust Inc REIT	177,992
20,800	Great Ajax Corp REIT	273,728
7,600	Great Southern Bancorp Inc	450,300
13,400	Great Western Bancorp Inc	455,064
24,800	Greenhill & Co Inc	444,664
10,700	Hancock Whitney Corp	535,214
32,700	Hanmi Financial Corp	774,336
2,000	Hanover Insurance Group Inc	262,120
10,700	Heartland Financial USA Inc	541,527
16,400	Heritage Financial Corp	400,816
20,600	Hilltop Holdings Inc	723,884
5,100	Home Bancorp Inc	211,701
121,206	Home BancShares Inc	2,951,366
10,700	HomeStreet Inc	556,400
52,600	Hope Bancorp Inc	773,746
11,500	Horace Mann Educators Corp	445,050
27,700	Horizon Bancorp Inc	577,545
26,892	Independent Bank Corp	779,835
12,400	International Bancshares Corp	525,636
97,092	International Money Express Inc(a)	1,549,588
8,300	Investar Holding Corp	152,803
30,800	Investors Bancorp Inc	466,620

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Financial — (continued)
13,100	James River Group Holdings Ltd	$ 377,411
7,000	Kemper Corp	411,530
29,500	Lakeland Bancorp Inc	560,205
4,600	Level One Bancorp Inc	181,424
22,100	Luther Burbank Corp	310,284
20,300	Macatawa Bank Corp	179,046
26,126	McGrath RentCorp	2,096,873
11,400	Mercantile Bank Corp	399,342
70,481	Meta Financial Group Inc	4,204,897
38,300	MFA Financial Inc REIT	174,648
18,200	Midland States Bancorp Inc	451,178
10,100	MidWestOne Financial Group Inc	326,937
4,000	National Bankshares Inc	145,040
2,000	National Western Life Group Inc Class A	428,880
30,400	Navient Corp	645,088
91,300	New York Mortgage Trust Inc REIT	339,636
8,600	Nicolet Bankshares Inc(a)	737,450
34,900	NMI Holdings Inc Class A(a)	762,565
4,000	Northeast Bank	142,920
15,900	Northeast Community Bancorp Inc	176,967
15,400	Northfield Bancorp Inc	248,864
4,400	Northrim BanCorp Inc	191,224
156,814	OceanFirst Financial Corp	3,481,272
11,000	Old National Bancorp	199,320
62,972	Orion Office Inc REIT(a)	1,175,687
7,600	Orrstown Financial Services Inc	191,520
9,800	PacWest Bancorp	442,666
18,300	PCB Bancorp	401,868
10,400	Peapack-Gladstone Financial Corp	368,160
31,700	Pebblebrook Hotel Trust REIT	709,129
7,700	Peoples Bancorp Inc	244,937
28,300	Perella Weinberg Partners	363,938
35,981	Pinnacle Financial Partners Inc	3,436,186
49,411	Popular Inc	4,053,678
7,100	Preferred Bank	509,709
16,700	Premier Financial Corp	516,197
22,900	Primis Financial Corp	344,416
13,800	ProAssurance Corp	349,140
29,623	Prosperity Bancshares Inc	2,141,743
14,900	Provident Financial Services Inc	360,878
31,700	Radian Group Inc	669,821
10,800	RBB Bancorp	282,960
24,100	RE/MAX Holdings Inc Class A	734,809
14,200	Renasant Corp	538,890
6,200	Republic Bancorp Inc Class A	315,208
35,546	Rexford Industrial Realty Inc REIT	2,883,136
22,000	RMR Group Inc Class A	762,960
17,200	S&T Bancorp Inc	542,144
5,600	Safety Insurance Group Inc	476,168
Shares		Fair Value
Financial — (continued)
51,300	Seritage Growth Properties REIT Class A(a)(b)	$ 680,751
6,500	Sierra Bancorp	176,475
5,500	Simmons First National Corp Class A	162,690
75,000	SiriusPoint Ltd(a)	609,750
26,031	SouthState Corp	2,085,343
66,335	STAG Industrial Inc REIT	3,181,427
48,162	Stifel Financial Corp	3,391,568
6,300	Territorial Bancorp Inc	159,075
10,800	Texas Capital Bancshares Inc(a)	650,700
11,200	Towne Bank	353,808
13,800	TPG RE Finance Trust Inc REIT	170,016
21,000	Trean Insurance Group Inc(a)	187,110
4,700	TriCo Bancshares	201,912
45,563	Triumph Bancorp Inc(a)	5,425,642
13,300	TrustCo Bank Corp	443,023
22,700	Trustmark Corp	736,842
6,100	Univest Financial Corp	182,512
15,600	Victory Capital Holdings Inc Class A	569,868
1,080	Virtus Investment Partners Inc	320,868
22,400	Washington Federal Inc	747,712
3,700	Washington Trust Bancorp Inc	208,569
17,700	Waterstone Financial Inc	386,922
8,100	Webster Financial Corp	452,304
500	White Mountains Insurance Group Ltd	506,950
14,900	William Penn Bancorp(b)	179,992
50,177	Wintrust Financial Corp	4,557,075
		134,778,014
Industrial — 18.62%
21,000	AAR Corp(a)	819,630
16,743	Advanced Energy Industries Inc	1,524,618
46,517	AECOM	3,598,090
19,286	Alamo Group Inc	2,838,513
28,545	Albany International Corp Class A	2,524,805
55,471	Altra Industrial Motion Corp	2,860,639
56,899	Arcosa Inc	2,998,577
55,500	Armstrong Flooring Inc(a)	109,890
15,592	Armstrong World Industries Inc	1,810,543
22,456	Atkore Inc(a)	2,496,883
17,200	Avnet Inc	709,156
30,571	AZZ Inc	1,690,271
7,600	Barnes Group Inc	354,084
11,300	Belden Inc	742,749
8,209	Boise Cascade Co	584,481
14,900	Cactus Inc Class A	568,137
3,500	Chase Corp	348,460
28,977	Clean Harbors Inc(a)	2,891,035
58,338	Columbus McKinnon Corp	2,698,716
3,700	Comfort Systems USA Inc	366,078

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Industrial — (continued)
28,700	Comtech Telecommunications Corp	$ 679,903
11,000	DXP Enterprises Inc(a)	282,370
4,000	Encore Wire Corp	572,400
17,900	Energizer Holdings Inc	717,790
37,900	Enerpac Tool Group Corp	768,612
8,500	EnerSys	672,010
6,900	EnPro Industries Inc	759,483
22,600	Flowserve Corp	691,560
29,900	Fluor Corp(a)	740,623
3,900	Forward Air Corp	472,251
44,759	Frontdoor Inc(a)	1,640,417
193,727	Genco Shipping & Trading Ltd	3,099,632
56,900	GrafTech International Ltd	673,127
6,900	Graham Corp	85,836
46,700	Great Lakes Dredge & Dock Corp(a)	734,124
15,700	Greenbrier Cos Inc	720,473
7,500	Griffon Corp	213,600
32,000	Heartland Express Inc	538,240
14,000	Hillenbrand Inc	727,860
14,200	Hyster-Yale Materials Handling Inc	583,620
23,900	JELD-WEN Holding Inc(a)	630,004
10,080	John Bean Technologies Corp	1,547,885
17,891	Kadant Inc	4,123,518
78,621	Kimball Electronics Inc(a)	1,710,793
10,000	L B Foster Co Class A(a)	137,500
6,363	Littelfuse Inc	2,002,309
6,000	Masonite International Corp(a)	707,700
4,200	Matson Inc	378,126
103,343	MDU Resources Group Inc	3,187,098
9,300	Moog Inc Class A	753,021
6,200	Mueller Industries Inc	368,032
21,900	Mueller Water Products Inc Class A	315,360
3,800	MYR Group Inc(a)	420,090
8,500	National Presto Industries Inc	697,255
1,900	Plexus Corp(a)	182,191
12,900	Powell Industries Inc	380,421
21,600	Primoris Services Corp	517,968
10,900	Proto Labs Inc(a)	559,715
95,971	Pure Cycle Corp(a)	1,401,177
10,600	Ryerson Holding Corp	276,130
17,700	Sanmina Corp(a)	733,842
7,400	Schneider National Inc Class B	199,134
13,300	Sterling Construction Co Inc(a)	349,790
13,190	TD SYNNEX Corp	1,508,408
33,500	Thermon Group Holdings Inc(a)	567,155
29,000	Tredegar Corp	342,780
55,201	TriMas Corp	2,042,437
147,005	TTM Technologies Inc(a)	2,190,375
37,600	Tutor Perini Corp(a)	465,112
34,337	UFP Industries Inc	3,159,347
12,896	UFP Technologies Inc(a)	906,073
40,700	Vertex Energy Inc(a)(b)	184,371
110,812	Vertiv Holdings Co	2,766,976
31,300	Vishay Intertechnology Inc	684,531
86,985	Vontier Corp	2,673,049
Shares		Fair Value
Industrial — (continued)
6,600	Worthington Industries Inc	$ 360,756
		87,339,715
Technology — 6.66%
37,831	ACI Worldwide Inc(a)	1,312,736
171,880	Allscripts Healthcare Solutions Inc(a)	3,171,186
5,263	BM Technologies Inc(a)(b)	48,473
23,069	Concentrix Corp	4,120,585
38,578	CSG Systems International Inc	2,222,864
61,300	Diebold Nixdorf Inc(a)	554,765
4,100	Diodes Inc(a)	450,221
31,110	Donnelley Financial Solutions Inc(a)	1,466,525
12,100	Ebix Inc	367,840
7,100	Insight Enterprises Inc(a)	756,860
34,252	Loyalty Ventures Inc(a)	1,029,958
5,100	ManTech International Corp Class A	371,943
30,900	Photronics Inc(a)	582,465
112,357	Rambus Inc(a)	3,302,172
29,771	Science Applications International Corp	2,488,558
49,404	Super Micro Computer Inc(a)	2,171,306
22,200	Telos Corp(a)	342,324
102,790	Tower Semiconductor Ltd(a)	4,078,707
92,164	Unisys Corp(a)	1,895,813
12,000	Verra Mobility Corp(a)	185,160
17,600	Xperi Holding Corp	332,816
		31,253,277
Utilities — 2.05%
40,800	ALLETE Inc	2,707,080
16,300	Avista Corp	692,587
16,300	Hawaiian Electric Industries Inc	676,450
24,021	NorthWestern Corp	1,373,040
10,400	Otter Tail Corp	742,768
11,600	PNM Resources Inc	529,076
14,500	Portland General Electric Co	767,340
27,300	South Jersey Industries Inc	713,076
10,100	Southwest Gas Holdings Inc	707,505
10,900	Spire Inc	710,898
		9,619,820
TOTAL COMMON STOCK — 98.63% (Cost $344,734,153)		$462,640,280
GOVERNMENT MONEY MARKET MUTUAL FUNDS
403,000	BlackRock FedFund Institutional Class(c), 0.03%(d)	403,000
403,000	Goldman Sachs Financial Square Government Fund Institutional Class(c), 0.02%(d)	403,000

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Government Money Market Mutual Funds — (continued)
1,680,000	Morgan Stanley Institutional Liquidity Government Portfolio Institutional Class(c), 0.03%(d)	$ 168,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.21% (Cost $974,000)		$ 974,000
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.97%
$ 618,090	Undivided interest of 1.40% in a repurchase agreement (principal amount/value $44,179,558 with a maturity value of $44,179,779) with Citigroup Global Markets Inc, 0.06%, dated 12/31/21 to be repurchased at $618,090 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 3.50%, 2/15/22 - 12/20/51, with a value of $45,063,151.(c)	618,090
1,315,175	Undivided interest of 1.58% in a repurchase agreement (principal amount/value $83,389,448 with a maturity value of $83,389,795) with RBC Capital Markets Corp, 0.05%, dated 12/31/21 to be repurchased at $1,315,175 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 5/15/22 - 12/1/51, with a value of $85,057,237.(c)	1,315,175
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$1,315,175	Undivided interest of 12.92% in a repurchase agreement (principal amount/value $10,178,750 with a maturity value of $10,178,792) with HSBC Securities (USA) Inc, 0.05%, dated 12/31/21 to be repurchased at $1,315,175 on 1/3/22 collateralized by various U.S. Government Agency securities, 1.64% - 4.50%, 3/1/31 - 12/1/51, with a value of $10,382,325.(c)	$ 1,315,175
1,315,175	Undivided interest of 2.23% in a repurchase agreement (principal amount/value $59,020,628 with a maturity value of $59,020,874) with Bank of America Securities Inc, 0.05%, dated 12/31/21 to be repurchased at $1,315,175 on 1/3/22 collateralized by Federal National Mortgage Association securities, 1.00% - 5.00%, 9/1/28 - 1/1/61, with a value of $60,201,041.(c)	1,315,175
TOTAL SHORT TERM INVESTMENTS — 0.97% (Cost $4,563,615)		$ 4,563,615
TOTAL INVESTMENTS — 99.81% (Cost $350,271,768)		$468,177,895
OTHER ASSETS & LIABILITIES, NET — 0.19%		$ 870,368
TOTAL NET ASSETS — 100.00%		$469,048,263

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2021.
(c)	Collateral received for securities on loan.
(d)	Rate shown is the 7-day yield as of December 31, 2021.
LP	Limited Partnership
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2021
Great-West Small Cap Value Fund
ASSETS:
Investments in securities, fair value (including $5,389,609 of securities on loan)(a)	$463,614,280
Repurchase agreements, fair value(b)	4,563,615
Cash	9,954,669
Dividends receivable	395,092
Subscriptions receivable	22,148
Receivable for investments sold	23,828
Total Assets	478,573,632
LIABILITIES:
Payable for director fees	3,085
Payable for investments purchased	79,380
Payable for other accrued fees	47,839
Payable for shareholder services fees	22,493
Payable to investment adviser	279,401
Payable upon return of securities loaned	5,537,615
Redemptions payable	3,555,556
Total Liabilities	9,525,369
NET ASSETS	$469,048,263
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$4,906,665
Paid-in capital in excess of par	330,133,543
Undistributed/accumulated earnings	134,008,055
NET ASSETS	$469,048,263
NET ASSETS BY CLASS
Investor Class	$74,488,038
Institutional Class	$394,560,225
CAPITAL STOCK:
Authorized
Investor Class	15,000,000
Institutional Class	250,000,000
Issued and Outstanding
Investor Class	2,087,266
Institutional Class	46,979,382
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$35.69
Institutional Class	$8.40
(a) Cost of investments	$345,708,153
(b) Cost of repurchase agreements	$4,563,615
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2021
Great-West Small Cap Value Fund
INVESTMENT INCOME:
Income from securities lending	$715
Dividends	6,896,773
Foreign withholding tax	(12,247)
Total Income	6,885,241
EXPENSES:
Management fees	3,262,639
Shareholder services fees – Investor Class	270,182
Audit and tax fees	31,810
Custodian fees	26,243
Director's fees	17,758
Legal fees	10,429
Pricing fees	2,385
Registration fees	26,099
Shareholder report fees	1,884
Transfer agent fees	6,963
Other fees	2,788
Total Expenses	3,659,180
Less amount waived by investment adviser	19,949
Net Expenses	3,639,231
NET INVESTMENT INCOME	3,246,010
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	83,376,877
Net Realized Gain	83,376,877
Net change in unrealized appreciation on investments	36,503,589
Net Change in Unrealized Appreciation	36,503,589
Net Realized and Unrealized Gain	119,880,466
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$123,126,476
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2021 and December 31, 2020
Great-West Small Cap Value Fund	2021	2020
OPERATIONS:
Net investment income	$3,246,010	$2,671,543
Net realized gain	83,376,877	25,917,916
Net change in unrealized appreciation	36,503,589	15,552,389
Net Increase in Net Assets Resulting from Operations	123,126,476	44,141,848
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(4,625,741)	(148,534)
Institutional Class	(83,109,335)	(3,183,528)
From Net Investment Income and Net Realized Gains	(87,735,076)	(3,332,062)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	28,518,311	14,555,135
Institutional Class	87,766,305	78,502,883
Shares issued in reinvestment of distributions
Investor Class	4,625,741	148,534
Institutional Class	83,109,335	3,183,528
Shares issued in connection with fund reorganization
Investor Class	N/A	9,590,011
Institutional Class	N/A	113,783,877
Shares redeemed
Investor Class	(42,725,598)	(24,132,925)
Institutional Class	(148,060,678)	(105,565,347)
Net Increase in Net Assets Resulting from Capital Share Transactions	13,233,416	90,065,696
Total Increase in Net Assets	48,624,816	130,875,482
NET ASSETS:
Beginning of year	420,423,447	289,547,965
End of year	$469,048,263	$420,423,447
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	815,101	657,741
Institutional Class	9,067,349	13,399,132
Shares issued in reinvestment of distributions
Investor Class	130,272	6,296
Institutional Class	9,569,901	503,539
Shares issued in connection with fund reorganization
Investor Class	N/A	389,229
Institutional Class	N/A	16,778,124
Shares redeemed
Investor Class	(1,224,460)	(1,018,803)
Institutional Class	(15,603,268)	(15,274,282)
Net Increase	2,754,895	15,440,976
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2021	$29.05	0.14	8.72	8.86	(1.20)	(1.02)	(2.22)	$35.69	30.67%
12/31/2020	$28.23	0.14	0.75	0.89	-	(0.07)	(0.07)	$29.05	3.20%
12/31/2019	$22.75	0.09	5.52	5.61	(0.00) (d)	(0.13)	(0.13)	$28.23	24.67%
12/31/2018	$27.91	0.05	(4.55)	(4.50)	-	(0.66)	(0.66)	$22.75	(16.20%)
12/31/2017	$27.25	0.06	2.55	2.61	(0.02)	(1.93)	(1.95)	$27.91	9.73%
Institutional Class
12/31/2021	$ 8.00	0.07	2.40	2.47	(1.05)	(1.02)	(2.07)	$ 8.40	31.17%
12/31/2020	$ 7.84	0.06	0.20	0.26	(0.03)	(0.07)	(0.10)	$ 8.00	3.54%
12/31/2019	$ 6.41	0.05	1.56	1.61	(0.05)	(0.13)	(0.18)	$ 7.84	25.17%
12/31/2018	$ 8.43	0.05	(1.37)	(1.32)	(0.04)	(0.66)	(0.70)	$ 6.41	(15.93%)
12/31/2017	$ 9.52	0.06	0.86	0.92	(0.08)	(1.93)	(2.01)	$ 8.43	10.15%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2021	$ 74,488	1.12%	1.09%	0.41%	40%
12/31/2020	$ 68,753	1.13%	1.09%	0.58%	93%
12/31/2019	$ 65,827	1.13%	1.09%	0.35%	25%
12/31/2018	$ 66,129	1.12%	1.09%	0.18%	35%
12/31/2017	$ 93,025	1.15%	1.11%	0.22%	26%
Institutional Class
12/31/2021	$394,560	0.73%	0.73%	0.77%	40%
12/31/2020	$351,671	0.74%	0.74%	0.97%	93%
12/31/2019	$223,721	0.73%	0.73%	0.71%	25%
12/31/2018	$192,501	0.74%	0.74%	0.58%	35%
12/31/2017	$130,114	0.78%	0.75%	0.58%	26%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP VALUE FUND Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-six funds. Interests in the Great-West Small Cap Value Fund (the Fund) are included herein.
The investment objective of the Fund is to seek long-term capital growth. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Annual Report - December 31, 2021

For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2021, all of the Fund’s investments are valued using Level 1 inputs, except for Short Term Investments, which are valued using Level 2 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2021

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	2021	2020
Ordinary income	$42,904,424	$894,182
Long-term capital gain	44,830,652	2,437,880
	$87,735,076	$3,332,062
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the Fund has reclassified $0 from Paid-in capital to Undistributed/accumulated earnings for December 31, 2021. Net assets of the Fund were unaffected by the reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	18,201,014
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	115,807,041
Tax composition of capital	$134,008,055

Annual Report - December 31, 2021

At December 31, 2021, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2021, the Fund utilized $3,301,058 of capital loss carryforwards to offset capital gains realized in that fiscal year. At December 31, 2021, there were no remaining capital loss carryforwards.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2021 were as follows:
Federal tax cost of investments	$352,370,854
Gross unrealized appreciation on investments	127,388,518
Gross unrealized depreciation on investments	(11,581,477)
Net unrealized appreciation on investments	$115,807,041
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.71% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.74% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2021, the amounts subject to recoupment were as follows:
Expires December 31, 2022	Expires December 31, 2023	Expires December 31, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$26,985	$24,439	$19,949	$0
The Adviser and Great-West Funds entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. and Hotchkis & Wiley Capital Management, LLC. The Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.  The total compensation paid to the independent directors with respect to all forty-six funds for which they serve as directors was $1,071,000 for the fiscal year ended December 31, 2021.

Annual Report - December 31, 2021

3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $176,602,924 and $243,990,114, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2021, the Fund had securities on loan valued at $5,389,609 and received collateral as reported on the Statement of Assets and Liabilities of $5,537,615 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2021, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  FUND REORGANIZATION
On October 23, 2020, the Fund (Acquiring Fund) acquired all the net assets of the Great-West Invesco Small Cap Value Fund (the Target Fund) pursuant to an agreement and plan of reorganization (the Reorganization) approved by the Board of Directors. The Reorganization was structured to qualify as a tax-free Reorganization under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders will not recognize gains or losses for federal income tax purposes as a result of the Reorganization. The merger was accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Fund in exchange for shares of the Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund.
Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. As with other Fund distributions, a distribution may be taxable to the Target Fund shareholders for federal income tax purposes.
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the reorganization were as follows:
Cost of investments	$ 116,787,174
Investments in securities, fair value	122,951,666
Net unrealized appreciation	6,164,492
For financial reporting purposes, assets received and shares issued by the Target Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Share Transactions
The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganization were as follows:

Annual Report - December 31, 2021

	Shares Outstanding	Net Assets	NAV per Share
Target Fund - Prior to the Reorganization
Institutional Class	14,998,643	$113,783,877	$ 7.59
Investor Class	1,083,280	$ 9,590,011	$ 8.85

Acquiring Fund - Prior to the Reorganization
Institutional Class	34,127,572	231,444,114	6.78
Investor Class	2,163,744	53,311,527	24.64

Acquiring Fund - After the Reorganization
Institutional Class	50,905,696	345,227,991	6.78
Investor Class	2,552,974	62,901,538	24.64
Pro Forma Results of Operations
The beginning of the Target Fund's fiscal year was January 1, 2021. Assuming the Reorganization had been completed on January 1, 2021, the beginning of the Fund's current fiscal year, the pro forma results of operations for the year ended December 31, 2021, are as follows:
Net investment income	$ 3,719,919
Net realized and unrealized gain	30,220,517
Net increase in net assets resulting from operations	$ 33,940,436
Because the combined investment portfolios have been managed as a single integrated fund since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Fund since the Reorganization was consummated.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Small Cap Value Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2021, 24% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	46	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	46	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; Regional Center Task Force; and former Director, Grand Junction Housing Authority; Counseling and Education Center	46	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	46	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	46	N/A
Interested Director******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer and Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	46	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	46	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Senior Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWFS and GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds and a Sub-Adviser of the Great-West Core Bond Fund. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value Fund and the Sub-Adviser of the Great-West T. Rowe Price Mid Cap Growth Fund. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT is available on the Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the GWCM Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through March 31, 2021 and the adequacy and effectiveness of the liquidity risk management program’s operations since March 31, 2020 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 10, 2021. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2020 and $996,300 for fiscal year 2021.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $40,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2022